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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-65721, 333-40697, 333-34677, 33-65412, 33-97512, 33-65414 and 33-88114 of
Pacific Sunwear of California, Inc. on Form S-8 of our report dated March 12, 1999, appearing in the Annual Report on Form 10-K of Pacific Sunwear of California, Inc. for the year ended January 31, 1999.


                                        DELOITTE & TOUCHE
Costa Mesa, California
April 9, 1999